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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 9, 2001



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


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
        Delaware                         1-6903                           75-0225040
(State of incorporation)         (Commission File No.)         (IRS Employer Identification No. )


           2525 Stemmons Freeway, Dallas, Texas                           75207-2401
        (Address of principal executive offices)                          (Zip Code)
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       Registrant's telephone number, including area code: (214) 631-4420


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Item 5. Other Events

         On March 8, 2001, the Registrant issued a news release that (i) announced lower North American railcar production volumes for its next fiscal year; (ii) announced the intention of the Registrant to discontinue its operations and sell certain assets which produce concrete mixers, concrete batch plants and component parts for the concrete related industries and the Registrant expects to record, during the 4th quarter, an $8 million unusual charge associated with the cost of exiting this business; (iii) announced it anticipates 4th quarter earnings to be slightly above break even or a small loss; and (iv) announced it expects earnings for the next fiscal year to improve to an annual range between $1.20 to $1.50 per share.



Item 7.  Exhibits

(c)      Exhibits

         Exhibit 99(1) - News release of Registrant dated March 8, 2001.



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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     TRINITY INDUSTRIES, INC.



Date:  March 9, 2001                            By:  /s/ Michael G. Fortado
                                                     ---------------------------
                                                     Michael G. Fortado
                                                     Vice President, General
                                                     Counsel, and Secretary


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                               INDEX TO EXHIBITS


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EXHIBIT
NUMBER       DESCRIPTION
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
 99(1)       News release of Registrant dated March 8, 2001.
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